UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

May 1, 2009	(April 8, 2009)
Date of Report	(Date of earliest event reported)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Item 1.01     Entry into a Material Definitive Agreement.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

On April 15, 2009, Fusion Telecommunications International Inc. (the “Company”) and a lender, agreed to amend a promissory note (the “Amended Note”) originally issued May 27, 2008 (previously amended and restated on January 31, 2009, December 15, 2008, November 5, 2008, October 15, 2008, September 15, 2008, and July 15, 2008) evidencing $200,000 borrowed from the lender, which Amended Note extends the maturity date of the note to June 30, 2009. The Amended Note bears interest on the unpaid principal amount of the note from date the note was issued until the outstanding principal amount of the note is paid in full, at the rate of 12% per annum. In the event that a note is not repaid by the maturity date, that note will automatically convert to a demand note, and the principal sum and all accrued interest will be payable in full upon ten (10) days notice from the lender. The Amended Note also grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s account(s) receivable. The proceeds are being used for general working capital purposes. The Form of Secured Promissory Note issued in these transactions is incorporated by reference as an exhibit to this report.

Item 3.02: Unregistered Sales of Equity Securities

On April 08, 2009, the Company entered into subscription agreements with two (2) accredited investors, who are Directors, Marvin S. Rosen and Philip D. Turits, for the sale of an aggregate 416,668 shares of Common Stock and five-year warrants to purchase 125,126 shares of Common Stock, in consideration for an aggregate of $50,000. Each warrant is exercisable at $0.14 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before closing. The proceeds of the offering will primarily be used for general corporate purposes. The Form of Subscription and Rights Agreement and the Form of Common Stock Purchase Warrant issued in this transaction are incorporated by reference as exhibits to this report.

On April 14, 2009, the Company entered into subscription agreements with two (2) accredited investors, who are Directors, Marvin S. Rosen and Philip D. Turits, for the sale of an aggregate 416,668 shares of Common Stock and five-year warrants to purchase 125,126 shares of Common Stock, in consideration for an aggregate of $50,000. Each warrant is exercisable at $0.14 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before closing. The proceeds of the offering will primarily be used for general corporate purposes. The Form of Subscription and Rights Agreement and the Form of Common Stock Purchase Warrant issued in this transaction are incorporated by reference as exhibits to this report.

On April 22, 2009, the Company entered into subscription agreements with two (2) accredited investors, for the sale of an aggregate 3,333,334 shares of Common Stock and five-year warrants to purchase 1,001,002 shares of Common Stock, in consideration for an aggregate of $400,000. Each warrant is exercisable at $0.14 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before closing. The proceeds of the offering will primarily be used for general corporate purposes. The Form of Subscription and Rights Agreement and the Form of Common Stock Purchase Warrant issued in this transaction are incorporated by reference as exhibits to this report.

On April 23, 2009, the Company entered into subscription agreements with one (1) accredited investor, for the sale of an aggregate 181,819 shares of Common Stock and five-year warrants to purchase 54,601 shares of Common Stock, in consideration for $20,000. Each warrant is exercisable at $0.13 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before closing. The proceeds of the offering will primarily be used for general corporate purposes. The Form of Subscription and Rights Agreement and the Form of Common Stock Purchase Warrant issued in this transaction are incorporated by reference as exhibits to this report.

1

On April 27, 2009, the Company entered into subscription agreements with one (1) accredited investor, for the sale of 183,334 shares of Common Stock and five-year warrants to purchase 136,501 shares of Common Stock, in consideration for $50,000. Each warrant is exercisable at $0.13 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before closing. The proceeds of the offering will primarily be used for general corporate purposes. The Form of Subscription and Rights Agreement and the Form of Common Stock Purchase Warrant issued in this transaction are incorporated by reference as exhibits to this report.

On April 28, 2009, the Company entered into subscription agreements with one (1) accredited investor, for the sale of 454,546 shares of Common Stock and five-year warrants to purchase 136,501 shares of Common Stock, in consideration for $22,000. Each warrant is exercisable at $0.14 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before closing. The proceeds of the offering will primarily be used for general corporate purposes. The Form of Subscription and Rights Agreement and the Form of Common Stock Purchase Warrant issued in this transaction are incorporated by reference as exhibits to this report.

The securities described above were offered by the Company and no commission or similar remuneration was paid in connection with the sales. Each of the investors represented that it was an “accredited investor” and was acquiring the securities for its own account, for investment purposes only and acknowledged that the securities were not registered under Federal or State securities laws and that the securities could not be transferred or disposed of absent such registration or the availability of an applicable exemption from registration. In addition, each certificate evidencing the securities bears or will bear a legend describing the restrictions on transferability under applicable law. No general solicitation or advertising was used in connection with this offering. The securities were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations there under including Rule 506 of Regulation D.  The proceeds of the offering will primarily be used for general corporate purposes.  The Company has agreed to file a registration statement with the Securities and Exchange Commission covering resale of the common stock issued and issuable to the investors.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Form of Amended and Restated Secured Promissory Note (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on January 7, 2009)
99.2	Form of Subscription and Rights Agreement (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on October 6, 2008)
99.3	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 10.4 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on October 6, 2008)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

	By:	/s/ BARBARA HUGHES
Barbara Hughes
May 1, 2009		as Chief Financial Officer

3